UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C.  20549
                        ____________________

                              FORM 8-K

                           CURRENT REPORT

               Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934

                    Date of Report: June 17, 2010
                  (Date of earliest event reported)


                        AMERILITHIUM CORP.
       (Exact name of registrant as specified in its charter)

      Nevada                        333-155059               61-1604254
(State or other jurisdiction  (Commission File Number)     (IRS Employer
 of incorporation)                                         Identification No.)

                            297 Kingsbury Grade
                        Lake Tahoe, Nevada 89449-4470
              (Address of principal executive offices (zip code)

                                 775-996-2210
          (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
  ___ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
  ___ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
  ___ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
  ___ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS

Effective June 24, 2010, the registrant entered into a lease agreement for office space with Regus Management Group LLC. The lease terminates on June 30, 2011. The agreement lasts for the period stated then will be extended automatically for successive periods equal to the current term but no less than 3 months until brought to an end by the registrant or by Regus. The fees on any renewal will be at the then prevailing market rate.

Pursuant to the agreement, the registrant agreed to pay a monthly office fee of $778. The address of the office space is Coronado
Center, 871 Coronado Center Drive, Suite 260, Henderson, NV 89052.


ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 99 - Office Service Agreement between Regus Management Group LLC and the registrant dated June 17, 2010.


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  June 26, 2010

AMERILITHIUM CORP.

By:     /s/Matthew Worrall
        ------------------
Name:   Matthew Worrall
Title:  Chief Executive Officer